Prospectus Supplement	January 28, 2019

Putnam Global Communications Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Communications Fund (“Global Communications Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Communications Fund with and into Putnam Global Technology Fund (“Global Technology Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Communications Fund and its shareholders.

Global Communications Fund and Global Technology Fund have identical investment objectives and pursue substantially similar investment strategies, though Global Communications Fund concentrates its investments in securities of companies in the communications industries worldwide, while Global Technology Fund concentrates its investments in securities of companies in the technology industries worldwide. A full description of Global Technology Fund, the similarities and differences between it and Global Communications Fund and the terms of the proposed merger will be contained in a prospectus/proxy statement (the “prospectus/proxy statement”), which is expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit Global Communication shareholder votes to approve the merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Communications Fund. A special meeting of shareholders of Global Communications Fund is currently scheduled for May 29, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

If shareholders approve the proposed merger, Putnam Management currently expects that Global Communications Fund may make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Communications Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Technology Fund, nor is it a solicitation of any proxy. For more information regarding Global Technology Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has

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been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

Prospectus Supplement	January 28, 2019

Putnam Global Consumer Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Consumer Fund (“Global Consumer Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Consumer Fund with and into Putnam Global Equity Fund (“Global Equity Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Consumer Fund and its shareholders.

Global Consumer Fund and Global Equity Fund have identical investment objectives and pursue similar investment strategies, though Global Consumer Fund concentrates its investments in securities of companies in the consumer staples and consumer discretionary products and services industries worldwide, while Global Equity Fund invests more broadly in global equity securities and does not concentrate its investments in a particular industry. A full description of Global Equity Fund, the similarities and differences between it and Global Consumer Fund and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (that will include details regarding other proposed mergers discussed below)(the “prospectus/proxy statement”), expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Consumer Fund. A special meeting of shareholders of Global Consumer Fund is currently scheduled for May 22, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

Putnam Management has also recommended, and the applicable funds’ Boards of Trustees have approved, and recommended that shareholders approve, the merger of each of Putnam Global Financials Fund, Putnam Global Sector Fund and Putnam Global Utilities Fund with and into Global Equity Fund. Each merger is subject to approval by fund shareholders. None of the proposed mergers into Global Equity Fund are contingent upon one another.

If shareholders approve the proposed Global Consumer Fund merger, Putnam Management currently expects that Global Consumer Fund will make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Consumer Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Equity Fund, nor is it a solicitation of any proxy. For more information regarding Global Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

Prospectus Supplement	January 28, 2019

Putnam Global Financials Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Financials Fund (“Global Financials Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Financials Fund with and into Putnam Global Equity Fund (“Global Equity Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Financials Fund and its shareholders.

Global Financials Fund and Global Equity Fund have identical investment objectives and pursue similar investment strategies, though Global Financials Fund concentrates its investments in securities of companies in the financial services industries worldwide, while Global Equity Fund invests more broadly in global equity securities and does not concentrate its investments in a particular industry. A full description of Global Equity Fund, the similarities and differences between it and Global Financials Fund and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (that will include details regarding other proposed mergers discussed below)(the “prospectus/proxy statement”), expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Financials Fund. A special meeting of shareholders of Global Financials Fund is currently scheduled for May 22, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

Putnam Management has also recommended, and the applicable funds’ Boards of Trustees have approved, and recommended that shareholders approve, the merger of each of Putnam Global Consumer Fund, Putnam Global Sector Fund and Putnam Global Utilities Fund with and into Global Equity Fund. Each merger is subject to approval by fund shareholders. None of the proposed mergers into Global Equity Fund are contingent upon one another.

If shareholders approve the proposed Global Financials Fund merger, Putnam Management currently expects that Global Financials Fund will make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early-June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Financials Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Equity Fund, nor is it a solicitation of any proxy. For more information regarding Global Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

Prospectus Supplement	January 28, 2019

Putnam Global Industrials Fund
Statutory prospectus dated December 30, 2018

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Industrials Fund (“Global Industrials Fund” or the “fund”) has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment strategies and investment policies. Putnam Management currently anticipates that the changes will be effective on June 24, 2019 (the “Effective Date”). The fund will change its investment strategies to hold concentrated equity positions without a geographic or industry focus, as described in more detail below. In connection with this change, the fund will be renamed “Putnam Focused Equity Fund.”

While the fund’s investment goal will remain unchanged, the fund’s existing policy (under normal circumstances) to invest at least 80% of its net assets in companies in the industrial products, services or equipment industries will be revised to instead require the fund (under normal circumstances) to invest at least 80% of its net assets in equity investments. In addition, the fund’s existing policy (under normal circumstances) to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark) will be eliminated. The fund’s benchmark will also be changed from the MSCI World Industrials Index (ND) to the S&P 500 Index.

Putnam Management has also recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, a change to the fund’s fundamental investment policy on industry concentration, which currently provides that the fund will normally invest at least 25% of its net assets in the industrial products, services or equipment industries. Under the proposed fundamental investment policy, which is subject to approval by shareholders of Global Industrials Fund, the fund would not invest more than 25% of its total assets in any one industry. Putnam Management currently anticipates that the changes to the fund’s fundamental investment policy, if approved by shareholders, will be effective on the Effective Date.

In addition, Putnam Management has recommended, and the fund’s Board of Trustees has approved, a proposed merger of Putnam Global Natural Resources Fund (“Global Natural Resources Fund”) into the fund. Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Industrials Fund and its shareholders. Completion of the proposed merger is subject to a number of conditions, including approval by Global Natural Resources Fund shareholders. If approved, the proposed merger is expected to occur on or about June 24, 2019, with the net asset value of the shares to be issued in the merger currently expected to be determined on or about June 21, 2019. If shareholders of Global Natural Resources do not approve the proposed merger, the merger will not proceed. The changes to the fund described in this supplement are not contingent upon completion of the proposed merger and are expected to proceed whether or not the proposed merger takes place (in the case of the proposed change to the fund’s fundamental investment policy on industry concentration, if approved by shareholders of the fund).

Implementing these changes to the fund’s portfolio will result in certain brokerage commissions and other transaction costs, which are expected to be incurred largely in June 2019. Depending on market conditions at the time, these changes could also result in realization of capital gains.

On the Effective Date, the following changes are made in the fund’s Prospectus:

• All references in the Prospectus to Putnam Global Industrials Fund are deleted and replaced with “Putnam Focused Equity Fund.”

• The sub-sections Investments and Risks in the section  Putnam Global Industrials Fund – Fund summary – Investments, risks, and performance are deleted in their entirety and replaced with the following:

Investments

We invest mainly in equity securities (growth or value or both) of large and midsize companies that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as forward contracts, futures, options, structured securities, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to concentrate its investments in a limited number of issuers.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it concentrates its investments in a limited number of issuers or sectors, and the fund may perform poorly as a result of adverse developments affecting those issuers or sectors.

As a non-diversified fund, the fund invests in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The rest of the section remains the same.

• The sub-section Performance in the section Putnam Global Industrials Fund – Fund summary – Investments, risks, and performance is amended to provide that the fund’s benchmark is the S&P 500 Index and that Putnam Management selected the new benchmark because, in Putnam Investment Management’s view, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

• With respect to Putnam Global Industrials Fund only, the section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in equity securities (growth or value or both) of large and midsize companies.

The fund is “non-diversified,” which means it may invest a greater percentage of their assets in fewer issuers than a “diversified” fund. A fund that makes large investments in fewer issuers (as the fund currently does) is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

The fund may hold sizeable percentages of its assets in cash or short-term instruments that can be used to pursue favorable investment opportunities. Large cash positions may dampen results, and may prevent the fund from achieving its goals.

For all of these reasons, an investment in the fund may fluctuate in value to a greater degree, and have a greater degree of risk, than a fund that does not employ these investment strategies.

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries or sectors.

The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

• Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, lack profitability or depend on a small management group. Stocks of these companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, stocks of small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time.

• Preferred stocks. Preferred stock generally pays dividends at a specified rate. Like common stock, the value of preferred stock may fluctuate in response to factors affecting the issuer, the issuer’s industry, and the financial markets generally. Preferred stock may also be subject to interest rate risk and other risks common to debt securities, and it ordinarily does not carry voting rights. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets, but it is junior to the debt securities of the issuer in those respects.

• Convertible securities. Convertible securities include bonds, preferred stocks and other instruments that pay interest or dividends and that can be converted into or exchanged for common stocks or other equity securities, or equivalent value, at a particular price or rate (a “conversion price”). Convertible securities generally have less potential for gain or loss than common stocks, but may have more potential for gain or loss than debt securities. In general, a convertible security performs more like a stock when the underlying stock’s price is near or higher than the conversion price (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is lower than the conversion price (because it is assumed that it will not be converted). Convertible securities tend to provide higher yields than common stocks. However, a higher yield may not protect investors against the risk of loss or adequately mitigate any loss associated with a decline in the price of a convertible security.

• Foreign investments. Foreign investments involve certain special risks, including:

» Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

» Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

» Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.

» Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

» Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

» Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed markets. Countries with emerging markets are also more likely to experience high levels of inflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

• Depositary receipts. We may invest in American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (OTC). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For GDRs, the depository may be a U.S. or

non-U.S. entity and the underlying securities may be issued by a U.S. or non-U.S. entity. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at lower prices than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and the market value of the depositary receipts may only reflect such limited information.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as forward contracts, futures, options, structured securities, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the fund’s asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Liquidity and illiquid investments. We may invest up to 15% of the fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value. The larger size of certain of the fund’s holdings and the lack of liquidity in securities markets may limit our ability to sell those securities, or to sell them at appropriate prices, thereby negatively impacting the fund.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default), government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies), geopolitical events or changes (including natural disasters, terrorism and war), and factors related to a specific issuer, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

• Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in debt instruments. The fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.

• Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time, the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

• Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

For each other fund, the section What are each fund’s main investment strategies and related risks? remains unchanged by this Supplement.

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found at the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.

Prospectus Supplement	January 28, 2019

Putnam Global Natural Resources Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Natural Resources Fund (“Global Natural Resources Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Natural Resources Fund with and into Putnam Global Industrials Fund (“Global Industrials Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Natural Resources Fund and its shareholders.

Upon the closing of the proposed merger, Global Industrials Fund will change its investment strategies to hold concentrated equity positions without a geographic or industry focus. In connection with this change, Global Industrials Fund will be renamed “Putnam Focused Equity Fund.” While Global Industrials Fund’s investment goal will remain unchanged, Global Industrials Fund’s existing policy (under normal circumstances) to invest at least 80% of its net assets in companies in the industrial products, services or equipment industries will be revised to instead require the repositioned fund (under normal circumstances) to invest at least 80% of its net assets in equity investments. In addition, Global Industrials Fund’s existing policy (under normal circumstances) to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark) will be eliminated. Global Industrials Fund’s benchmark will also be changed from the MSCI World Industrials Index (ND) to the S&P 500 Index.

Putnam Management has also recommended, and the Global Industrials Fund’s Board of Trustees has approved, a change to the fund’s fundamental investment policy on industry concentration, which currently provides that the fund will normally invest at least 25% of its net assets in the industrial products, services or equipment industries. Under the proposed fundamental investment policy, which is subject to approval by shareholders of Global Industrials Fund and would take effect upon the closing of the proposed merger, Global Industrials Fund would not invest more than 25% of its total assets in any one industry. The changes to Global Industrials Fund described in this supplement are not contingent upon completion of the proposed merger and are expected to proceed whether or not the proposed merger takes place (in the case of the proposed change to Global Industrial Fund’s fundamental investment policy on industry concentration, if approved by shareholders of Global Industrial Fund).

A full description of Global Industrials Fund and Putnam Focused Equity Fund, the similarities and differences between Global Natural Resources Fund, Global Industrials Fund and Putnam Focused Equity Fund, and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (the “prospectus/proxy statement”), which is expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit Global Natural Resources Fund shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Natural Resources Fund. A special meeting of shareholders of Global Natural Resources Fund is currently scheduled for May 29, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

If shareholders approve the proposed merger, Putnam Management currently expects that Global Natural Resources Fund will make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early June 2019, and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Natural Resources Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Industrials Fund, nor is it a solicitation of any proxy. For more information regarding Global Industrials Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s website (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

Prospectus Supplement	January 28, 2019

Putnam Global Utilities Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Utilities Fund (“Global Utilities Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Utilities Fund with and into Putnam Global Equity Fund (“Global Equity Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Utilities Fund and its shareholders.

Global Utilities Fund and Global Equity Fund have substantially similar investment objectives, with Global Utilities Fund seeking capital growth and current income and Global Equity Fund seeking capital appreciation. Global Utilities Fund and Global Equity Fund also pursue similar investment strategies, though Global Utilities Fund concentrates its investments in securities of companies in the utilities industries worldwide, while Global Equity Fund invests more broadly in global equity securities and does not concentrate its investments in a particular industry. A full description of Global Equity Fund, the similarities and differences between it and Global Utilities Fund and the terms of the proposed merger will be contained in a combined prospectus/proxy statement (that will include details regarding other proposed mergers discussed below)(the “prospectus/proxy statement”), expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Utilities Fund. A special meeting of shareholders of Global Utilities Fund is currently scheduled for May 22, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

Putnam Management has also recommended, and the applicable funds’ Boards of Trustees have approved, and recommended that shareholders approve, the merger of each of Putnam Global Consumer Fund, Putnam Global Financials Fund and Putnam Global Sector Fund with and into Global Equity Fund. Each merger is subject to approval by fund shareholders. None of the proposed mergers into Global Equity Fund are contingent upon one another.

If shareholders approve the proposed Global Utilities Fund merger, Putnam Management currently expects that Global Utilities Fund will make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early-June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Utilities Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Equity Fund, nor is it a solicitation of any proxy. For more information regarding Global Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

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